UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 7, 2006
                Date of Report (Date of earliest event reported)

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                            USI Holdings Corporation
             (Exact name of registrant as specified in its charter)

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          Delaware                    000-50041                13-3771733
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)

                     555 Pleasantville Road, Suite 160 South
                           Briarcliff Manor, NY 10510
                    (Address of principal executive offices)

                                 (914) 749-8500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2006, USI Holdings Corporation issued a press release reporting its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished and attached as Exhibit 99.1 and is incorporated by reference to this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1    Press release dated August 7, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 7, 2006


USI HOLDINGS CORPORATION


By:     /s/ ROBERT S. SCHNEIDER
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Name:   Robert S. Schneider
Title:  Chief Financial Officer



EXHIBIT
NUMBER
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99.1           Press release dated August 7, 2006.